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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       APRIL  7, 2003
                                                           -----------------

                                   STRATABASE
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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            Nevada                     333-85011               88-0414964
---------------------------       -----------------------     ---------------
(State or Other Jurisdiction     (Commission file Number)     (IRS Employer
     of Incorporation)                                     Identification No.)


34595  3rd  Ave.,  Suite  101,     Abbotsford,  BC,  Canada     V2S.8B7
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     (Address of Principal Executive Offices)                  (Zip Code)



        Registrant's telephone number, including area code (604) 504-5811
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Item 5.     Other Events.
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     On  April  7,  2003,  Stratabase  completed the sale of 200,000 units to an unaffiliated investor for an aggregate purchase price of $350,000. Each unit consists of (a) one share of common stock (the "Shares") and (b) one warrant (the "Warrant"), exercisable until April 7, 2005, to purchase one Share at an exercise price of $2.50 per Share. The purchase price was paid by the foreign investor upon its execution and delivery of a subscription agreement with the company.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               STRATABASE



                               By:/s/  Trevor  Newton
                                   ---------------------------------
                                   Trevor  Newton
                                   President  and  Chief  Executive  Officer





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